Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 30, 2017, AEP Generation Resources Inc. (“AGR”) and AEP Generating Company (“AEG”), subsidiaries of American Electric Power Company, Inc. (the “Company”), completed the sale of Darby, Gavin, Lawrenceburg and Waterford Plants (“Disposition Plants”) totaling nearly 5,200 MWs of competitive generation to Lightstone Generation LLC, formerly known as Burgundy Power LLC, a joint venture comprised of affiliates of The Blackstone Group and ArcLight Capital Partners LLC, for approximately $2.1 billion in cash. The following unaudited pro forma consolidated income statements and balance sheet have been derived by the application of adjustments to the Company’s historical financial statements as previously filed. The unaudited pro forma financial statements are presented for comparative purposes only and are not intended to be indicative of the balance sheet or statements of income which would have been realized had the sale of the Disposition Plants been consummated as of the date or during the periods for which the unaudited pro forma financial statements are presented or for any future period or date.

AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Nine Months Ended September 30, 2016
(in millions, except per-share and share amounts)

		Pro Forma
		Disposition
	Historical	Plants		Pro Forma
	AEP	Adjustments		AEP
REVENUES
Vertically Integrated Utilities	$6,864.6	$—		$6,864.6
Transmission and Distribution Utilities	3,398.9	—		3,398.9
Generation & Marketing	2,192.5	(892.6)	(a)	1,299.9
Other Revenues	134.0	—		134.0
TOTAL REVENUES	12,590.0	(892.6)		11,697.4

EXPENSES
Fuel and Other Consumables Used for Electric Generation	2,236.1	(438.9)	(b), (c)	1,797.2
Purchased Electricity for Resale	2,134.6	3.1	(c)	2,137.7
Other Operation	2,150.7	(34.6)	(b), (c)	2,116.1
Maintenance	854.4	(39.6)	(b)	814.8
Asset Impairments and Other Related Charges	2,264.9	—		2,264.9
Depreciation and Amortization	1,550.2	(54.0)	(b), (c)	1,496.2
Taxes Other Than Income Taxes	767.9	(9.6)	(b)	758.3
TOTAL EXPENSES	11,958.8	(573.6)		11,385.2

OPERATING INCOME	631.2	(319.0)		312.2

Other Income (Expense):
Interest and Investment Income	6.5	—		6.5
Carrying Costs Income	11.9	—		11.9
Allowance for Equity Funds Used During Construction	86.1	(0.4)	(d)	85.7
Interest Expense	(667.2)	7.7	(e)	(659.5)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE (CREDIT) AND EQUITY EARNINGS	68.5	(311.7)		(243.2)

Income Tax Expense (Credit)	(134.0)	(118.5)	(f)	(252.5)
Equity Earnings of Unconsolidated Subsidiaries	42.8	—		42.8

INCOME FROM CONTINUING OPERATIONS	245.3	(193.2)		52.1

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(2.5)	—		(2.5)

NET INCOME	242.8	(193.2)		49.6

Net Income Attributable to Noncontrolling Interests	5.3	—		5.3

EARNINGS ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS	$237.5	$(193.2)		$44.3

WEIGHTED AVERAGE NUMBER OF BASIC AEP COMMON SHARES OUTSTANDING	491,422,921	—		491,422,921

BASIC EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS FROM CONTINUING OPERATIONS	$0.49	$(0.39)		$0.10
BASIC EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS FROM DISCONTINUED OPERATIONS	$(0.01)	$—		$(0.01)
TOTAL BASIC EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS	$0.48	$(0.39)		$0.09

WEIGHTED AVERAGE NUMBER OF DILUTED AEP COMMON SHARES OUTSTANDING	491,596,861	—		491,596,861

DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS FROM CONTINUING OPERATIONS	$0.49	$(0.39)		$0.10
DILUTED EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS FROM DISCONTINUED OPERATIONS	$(0.01)	$—		$(0.01)
TOTAL DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS	$0.48	$(0.39)		$0.09

CASH DIVIDENDS DECLARED PER SHARE	$1.68	$—		$1.68

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2015
 (in millions, except per-share and share amounts)

		Pro Forma
		Disposition
	Historical	Plants		Pro Forma
	AEP	Adjustments		AEP
REVENUES
Vertically Integrated Utilities	$9,069.9	$—		$9,069.9
Transmission and Distribution Utilities	4,392.0	—		4,392.0
Generation & Marketing	2,866.7	(1,131.1)	(a)	1,735.6
Other Revenues	124.6	—		124.6
TOTAL REVENUES	16,453.2	(1,131.1)		15,322.1
EXPENSES
Fuel and Other Consumables Used for Electric Generation	3,348.1	(602.3)	(b), (c). (g)	2,745.8
Purchased Electricity for Resale	2,760.1	140.6	(c), (g), (h)	2,900.7
Other Operation	2,703.9	(47.2)	(b), (c), (g)	2,656.7
Maintenance	1,325.3	(83.5)	(b)	1,241.8
Depreciation and Amortization	2,009.7	(64.1)	(b), (c), (g)	1,945.6
Taxes Other Than Income Taxes	972.6	(11.4)	(b)	961.2
TOTAL EXPENSES	13,119.7	(667.9)		12,451.8

OPERATING INCOME	3,333.5	(463.2)		2,870.3

Other Income (Expense):
Interest and Investment Income	7.9	—		7.9
Carrying Costs Income	23.5	—		23.5
Allowance for Equity Funds Used During Construction	131.9	(0.2)	(d)	131.7
Interest Expense	(873.9)	10.8	(e)	(863.1)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE AND EQUITY EARNINGS	2,622.9	(452.6)		2,170.3

Income Tax Expense	919.6	(172.0)	(f)	747.6
Equity Earnings of Unconsolidated Subsidiaries	65.3	—		65.3

INCOME FROM CONTINUING OPERATIONS	1,768.6	(280.6)		1,488.0

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	283.7	—		283.7

NET INCOME	2,052.3	(280.6)		1,771.7

Net Income Attributable to Noncontrolling Interests	5.2	—		5.2

EARNINGS ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS	$2,047.1	$(280.6)		$1,766.5

WEIGHTED AVERAGE NUMBER OF BASIC AEP COMMON SHARES OUTSTANDING	490,340,522	—		490,340,522

BASIC EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS FROM CONTINUING OPERATIONS	$3.59	$(0.57)		$3.02
BASIC EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS FROM DISCONTINUED OPERATIONS	0.58	—		0.58
TOTAL BASIC EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS	$4.17	$(0.57)		$3.60

WEIGHTED AVERAGE NUMBER OF DILUTED AEP COMMON SHARES OUTSTANDING	490,574,568	—		490,574,568

DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS FROM CONTINUING OPERATIONS	$3.59	$(0.57)		$3.02
DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS FROM DISCONTINUED OPERATIONS	0.58	—		0.58
TOTAL DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO AEP COMMON SHAREHOLDERS	$4.17	$(0.57)		$3.60

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
ASSETS
September 30, 2016
(in millions)

		Pro Forma
		Disposition
	Historical	Plants		Pro Forma
	AEP	Adjustments		AEP
CURRENT ASSETS
Cash and Cash Equivalents	$212.2	$1,441.0	(a)	$1,653.2
Other Temporary Investments (Amount Includes $270.5 Related to Transition Funding, Ohio Phase-in-Recovery Funding, Appalachian Consumer Rate Relief Funding, EIS and Sabine)	279.2	—		279.2
Accounts Receivable:
Customers	628.4	—		628.4
Accrued Unbilled Revenues	166.7	—		166.7
Pledged Accounts Receivable – AEP Credit	1,065.5	—		1,065.5
Miscellaneous	59.9	—		59.9
Allowance for Uncollectible Accounts	(40.5)	—		(40.5)
Total Accounts Receivable	1,880.0	—		1,880.0
Fuel	468.0	—		468.0
Materials and Supplies	556.8	—		556.8
Risk Management Assets	110.8	—		110.8
Accrued Tax Benefits	214.9	—		214.9
Regulatory Asset for Under-Recovered Fuel Costs	107.4	—		107.4
Margin Deposits	56.5	—		56.5
Assets Held for Sale	1,915.3	(1,915.3)	(b)	—
Prepayments and Other Current Assets	148.1	—		148.1
TOTAL CURRENT ASSETS	5,949.2	(474.3)		5,474.9

PROPERTY, PLANT AND EQUIPMENT
Electric:
Generation	19,684.2	—		19,684.2
Transmission	15,157.8	—		15,157.8
Distribution	18,639.0	—		18,639.0
Other Property, Plant and Equipment (Amount Includes Coal Mining and Nuclear Fuel)	3,467.5	—		3,467.5
Construction Work in Progress	3,651.3	—		3,651.3
Total Property, Plant and Equipment	60,599.8	—		60,599.8
Accumulated Depreciation and Amortization	16,337.6	—		16,337.6
TOTAL PROPERTY, PLANT AND EQUIPMENT – NET	44,262.2	—		44,262.2

OTHER NONCURRENT ASSETS
Regulatory Assets	5,182.4	—		5,182.4
Securitized Assets	1,559.0	—		1,559.0
Spent Nuclear Fuel and Decommissioning Trusts	2,230.8	—		2,230.8
Goodwill	52.5	—		52.5
Long-term Risk Management Assets	311.7	—		311.7
Deferred Charges and Other Noncurrent Assets	1,894.2	—		1,894.2
TOTAL OTHER NONCURRENT ASSETS	11,230.6	—		11,230.6

TOTAL ASSETS	$61,442.0	$(474.3)		$60,967.7

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND EQUITY
September 30, 2016
(dollars in millions)

			Pro Forma
			Disposition
		Historical	Plants		Pro Forma
		AEP	Adjustments		AEP
CURRENT LIABILITIES
Accounts Payable		$1,340.3	$—		$1,340.3
Short-term Debt:
Securitized Debt for Receivables – AEP Credit		750.0	—		750.0
Other Short-term Debt		728.3	—		728.3
Total Short-term Debt		1,478.3	—		1,478.3
Long-term Debt Due Within One Year (Amount Includes $393.4 Related to Transition Funding, DCC Fuel, Ohio Phase-in-Recovery Funding, Appalachian Consumer Rate Relief Funding and Sabine)		2,384.8	—		2,384.8
Risk Management Liabilities		79.3	—		79.3
Customer Deposits		341.6			341.6
Accrued Taxes		666.2	—		666.2
Accrued Interest		230.2	—		230.2
Regulatory Liability for Over-Recovered Fuel Costs		7.9	—		7.9
Liabilities Held for Sale		231.0	(231.0)	(c)	—
Other Current Liabilities		1,019.8	—		1,019.8
TOTAL CURRENT LIABILITIES		7,779.4	(231.0)		7,548.4

NONCURRENT LIABILITIES
Long-term Debt (Amount Includes $1,727.6 Related to Transition Funding, DCC Fuel, Ohio Phase-in-Recovery Funding, Appalachian Consumer Rate Relief Funding, Transource Energy and Sabine)		17,319.9	—		17,319.9
Long-term Risk Management Liabilities		240.0	—		240.0
Deferred Income Taxes		11,815.1	(373.1)	(d)	11,442.0
Regulatory Liabilities and Deferred Investment Tax Credits		3,887.5	—		3,887.5
Asset Retirement Obligations		1,858.0	—		1,858.0
Employee Benefits and Pension Obligations		497.0	—		497.0
Deferred Credits and Other Noncurrent Liabilities		702.1	—		702.1
TOTAL NONCURRENT LIABILITIES		36,319.6	(373.1)		35,946.5

TOTAL LIABILITIES		44,099.0	(604.1)		43,494.9

EQUITY
Common Stock – Par Value – $6.50 Per Share:
	2016
Shares Authorized	600,000,000
Shares Issued	512,046,044
(20,336,592 Shares were Held in Treasury as of September 30, 2016)		3,328.3	—		3,328.3
Paid-in Capital		6,330.0	—		6,330.0
Retained Earnings		7,809.4	129.8	(e)	7,939.2
Accumulated Other Comprehensive Income (Loss)		(145.8)	—		(145.8)
TOTAL AEP COMMON SHAREHOLDERS’ EQUITY		17,321.9	129.8		17,451.7

Noncontrolling Interests		21.1	—		21.1

TOTAL EQUITY		17,343.0	129.8		17,472.8

TOTAL LIABILITIES AND EQUITY		$61,442.0	$(474.3)		$60,967.7

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The unaudited pro forma consolidated financial statements are based on the Company’s historical consolidated financial statements as adjusted to give effect to the sale of the Disposition Plants. The unaudited pro forma balance sheet as of September 30, 2016 depicts the impact of the sale as if it had occurred on September 30, 2016. The unaudited pro forma statements of income for the nine months ended September 30, 2016 and the year ended December 31, 2015 depict the pro forma impact of the sale of the Disposition Plants as if the transaction had occurred on January 1, 2015. The unaudited pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of future results of operations or financial condition. In the Company’s pro forma income statements and balance sheet, the “Pro Forma AEP” column represents the Company’s remaining operations following the sale of the Disposition Plants.

2.	PRO FORMA ADJUSTMENTS

The following adjustments for the unaudited pro forma income statements and balance sheet reflect the impact of the Company’s sale of the Disposition Plants on previously filed income statements for the year ended December 31, 2015 and nine months ended September 30, 2016 and balance sheet as of September 30, 2016.
Pro Forma Financial Statement Adjustments
The following income statement adjustments generally relate to the Company’s sale of the Disposition Plants.

(a)	Reflects the elimination of revenues associated with the activities of the Disposition Plants.

(b)	Reflects the elimination of operating expenses associated with the activities of the Disposition Plants.

(c)
Reflects a reclassification of the amortization of the capacity deferrals discussed in (g) below. The total amortization was $3 million for the nine months ended September 30, 2016 and $2 million for the year ended December 31, 2015.

(d)	Reflects the elimination of Allowance for Equity Funds Used During Construction associated with the activities of the Lawrenceburg Plant.

(e)	Reflects the interest costs that would not have been incurred if the Company had the proceeds from the sale of the Disposition Plants at the beginning of the period.

(f)	Reflects the elimination of income tax expense, calculated at the estimated statutory rate of 38%, associated with the activities of the Disposition Plants.

(g)
Through May 2015, the Company deferred a portion of its incurred capacity costs not recovered from Competitive Retail Electric Suppliers in Ohio.  For Historical AEP presentation purposes, a total of $12 million of incurred capacity costs was deferred in various operating expense income statement line items. As a result of the sale of the Disposition Plants, a portion of the deferral from January 2015 through May 2015 would have been attributable to the non-affiliated capacity purchases made to meet the Company’s obligations to Ohio Power Company (OPCo), a wholly-owned electric subsidiary of the Company.  As such, a proforma adjustment is reflected to reclassify the deferral of incurred capacity costs applicable to the Disposition Plants from various operating expense line items to Purchased Electricity for Resale.

(h)
Reflects capacity purchases of $150 million required by the Company to fulfill the capacity needs of OPCo’s retail load from January 1, 2015 through May 31, 2015 as required by the Power Supply Agreement between AGR and OPCo.  The Power Supply Agreement ended May 31, 2015.

The following balance sheet adjustments generally relate to the Company’s sale of the Disposition Plants.

(a)
Reflects the receipt of cash proceeds of $2.1 billion from the sale of the Disposition Plants, net of transaction related costs, taxes and the retirement of Lawrenceburg Plant long-term debt totaling approximately $700 million. The Company expects to use a portion of the remaining net proceeds to reduce an additional $234 million of outstanding long-term debt.

(b)	Reflects the elimination of the assets of the Disposition Plants.

(c)	Reflects the elimination of the liabilities of the Disposition Plants.

(d)	Reflects the elimination of deferred tax liabilities resulting from the sale of the Disposition Plants.

(e)
Reflects the estimated $130 million after tax gain arising from the sale of the Disposition Plants. The estimated gain has not been reflected in the pro forma consolidated statements of income as it is considered nonrecurring in nature.